UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22839

Eagle Growth and Income Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson

100 Federal St., 31st Floor

Boston, MA 02110
(Name and address of agent for service)

Copies of Communications to:

Nicole M. Runyan

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Registrant's telephone number, including area code: (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on September 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-833-845-7513.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-833-845-7513 or send an email request to egif@thlcredit.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
Annual Report
December 31, 2019
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-833-845-7513
www.thlcreditegif.com

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) December 31, 2019

Fellow Shareholders:
On August 31, 2019, THL Credit Advisors LLC (“THL Credit” or the “Adviser”) commenced serving as the investment adviser to Eagle Growth and Income Opportunities Fund (the “Fund”) pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) that was approved by the Fund’s Board of Trustees (the “Board”). THL Credit concurrently engaged Eagle Asset Management, Inc. (“Eagle”) as a sub-advisor to the Fund pursuant to an interim subadvisory agreement (the “Interim Subadvisory Agreement”), which was also approved by the Fund’s Board.
The Adviser and Eagle have agreed to limit, through the term of the Fund, the ordinary direct operating expenses, which exclude advisory fees, costs associated with the Fund’s leverage and other extraordinary expenses no incurred in the ordinary course of the Fund’s business borne by the Fund to an amount not to exceed 0.35% per year of the Fund’s Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes), pro-rated for the period in 2019 during which THL Credit served as the Fund’s investment adviser.
On November 21, 2019, the Fund announced that the Board approved a share repurchase program pursuant to which the Fund may repurchase up to 10% (or approximately 718,000) of its currently outstanding shares, in open market transactions, over a period of twelve months through November 30, 2020. Through December 31, 2019, the Fund had repurchased and retired 56,051 shares.
On December 8, 2019, THL Credit and First Eagle Investment Management, LLC (“FEIM”) entered into a definitive agreement, whereby FEIM agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of FEIM with and into THL Credit, with THL Credit as the surviving company (the “Transaction”). The Transaction closed on January 31, 2020. Immediately after closing of the Transaction, THL Credit changed its name to First Eagle Alternative Credit, LLC. The Adviser and Eagle continue to serve as the Fund’s investment adviser and sub-adviser under an amended Interim Advisory Agreement and Interim Sub-Advisory Agreement, both of which were approved by the Fund’s Board.
Other than the change in the ownership structure of the Adviser, the Transaction has not and will not materially affect the management and investment approach of the Adviser or the Fund. The Fund’s investment objective, principal investment strategies and fundamental investment policies will not change as a result of the Transaction. In addition, the operations of the Adviser are expected to remain substantially the same going forward, as are the nature, extent and quality of the services that the Adviser provides to the Fund. Furthermore, the combined platform of the Adviser and FEIM is expected to benefit the Fund not only through FEIM’s scale as a global asset manager, but also through its access to additional distribution channels, such as investment advisers and wire houses. FEIM has a trusted and long-standing brand presence in the wealth management business, and FEIM’s brand is expected to garner additional positive attention to the Fund. FEIM’s brand presence and long-standing relationships may increase the rate of investor engagement with the Fund, promote investor access to information and grow awareness of the Fund in the market.
2019 in Review
Capping off a strong year, the U.S. equity market, as measured by the S&P 500 Index(1), continued trading higher by 9.1% during the fourth quarter. 2019 concluded with a 31.5% gain for the year, the second-best year since the turn of the century. Easing trade tensions with China and a shift towards more accommodative U.S. Federal Reserve (Fed) policy presented a constructive backdrop for a pickup in global growth. Coincidentally, the Institute for Supply Management released Purchasing Managers’ Index data showing a slight pickup in prices.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   1

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (continued) December 31, 2019

The domestic bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index(2), gained only 0.18% in the fourth quarter, but finished the year up 8.72% — the highest annual return since 2002. The bond market lost some ground in the final two months of 2019, in an otherwise impressive year for fixed income, as U.S. government bond prices fell with intermediate- to longer-term interest rates moving toward the higher end of their months-long ranges.
Investor risk sentiment remained generally positive during the fourth quarter as investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index(3), gained 1.18% in the quarter and were up 14.54% for the year. The win streak was impressive in that corporate bonds posted positive returns for 11 of 12 months during calendar 2019. Corporate bonds benefited from falling interest rates during most of the year. However, corporate-credit spread tightening drove returns during the fourth quarter as spreads broke out of their range since the beginning of February, tightening to 0.93% compared to 1.15% at the end of September as the relationship between spreads and interest rates returned to a more normal, inverse state. The lowest credit quality segment also led the broader corporate bond market suggesting a generally risk-inclined attitude on the part of investors.
Eagle Growth and Income Opportunities Fund Performance
As of December 31, 2019, the Fund had total investments in securities recorded at fair value of $191.4 million and net assets of  $135.5 million. The Fund’s Net Asset Value (“NAV”) per share increased from $16.03 at December 31, 2018 to $19.01 at December 31, 2019. The Fund’s leverage as a percentage of Managed Assets as of December 31, 2019 was 29.2%, down from 32.6% at December 31, 2018 due to market appreciation of the Fund’s investments.
The Fund was invested in 176 securities at December 31, 2019, across 45 industries. The top 10 holdings covered 21.9% of the Fund’s total investments, and the top 5 industries covered 45.7%. The Fund’s total investments were invested across six asset classes (excluding short term investments) as of December 31, 2019, with the top three allocations (as a percentage of total investments held at fair value) to common stock at 53.7%, corporate bonds at 21.4% and preferred stock at 14.1%. Additionally, to a lesser extent, the Fund was invested in high yield bond exchange-traded funds, master limited partnerships and senior loans. During the year, the Fund divested all of its holdings in mortgage backed securities and municipal bonds.
During 2019, the Fund earned $6.4 million in dividend income (73.3% of total investment income), of which $4.1 million was generated from its common stock holdings, $1.9 million was generated from its preferred stock holdings, and $0.4 million was generated from its exchange-traded funds. The remaining $2.3 million of total investment income was interest earned on the Fund’s portfolio of debt instruments, including corporate bonds and senior loans. Net of fund expenses, the Fund generated $4.1 million in net investment income for the year.
During 2019, the Fund paid distributions of  $6.9 million, maintaining its monthly distribution of $0.080/share through the entire year. In January 2020, the Fund increased its monthly distribution to $0.085/share.
For the year ended 2019, the Fund had returns of 25.04% and 43.44% on a NAV and market price basis, respectively. Over the same period, the Benchmark Composite(4) returned 14.82%. Since inception through December 31, 2019, on an annualized basis, the Fund had returns of 5.41% and 2.66% on a NAV and market price basis, compared to a return on the Benchmark Composite of 5.55%.
2   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (concluded) December 31, 2019

On behalf of the management team, I thank you for your continued commitment and investment in the Fund.
Sincerely,
Brian W. Good
President, Eagle Growth and Income Opportunities Fund
Past performance is not a guarantee of future results. The views expressed reflect the opinion of First Eagle Alternative Credit, LLC and Eagle Asset Management Inc., as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. First Eagle Alternative Credit, LLC and Eagle Asset Management Inc. are not obligated to publicly update or revise any of the views expressed herein.

(1)
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

(2)
Bloomberg Barclays U.S. Aggregate Bond Index: broad-based flagship benchmark index that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-thrus), asset-backed securities and commercial mortgage backed securities (agency and non-agency). It is not possible to invest directly in an index.

(3)
Bloomberg Barclays U.S. Corporate Bond Index: measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. It is not possible to invest directly in an index.

(4)
S&P High Dividend Index (45%)/Alerian MLP Index (5%)/S&P Preferred Stock Index (25%)/Barclays Aggregate Bond Index (25%)

S&P High Dividend Index: is designed to measure the performance of 80 high yield companies within the S&P 500 and is equally weighted to best represent the performance of this group, regardless of constituent size. All the securities in the index are large cap U.S. equities. The index is revised twice on an annual basis, and it’s equally weighted at the time of revision. It is not possible to invest directly in an index.
S&P Preferred Stock Index: includes all preferred stocks issued by U.S. corporations and those trading in major exchanges, subject to related criteria. The S&P Preferred Stock Index consists of 289 U.S. preferred stocks that trade on NYSE and NASDAQ. OTC stocks and other unregistered securities are excluded. It is not possible to invest directly in an index.
Alerian MLP Index: cap-weighted index, whose constituents represent approximately 85% of total market capitalization. The index was developed with a base level of 100 as of December 29, 1995. It is not possible to invest directly in an index.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   3

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited)December 31, 2019

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
Seagate Technology PLC, Common Stock	2.37%
AT&T, Inc., Common Stock	2.32%
Carnival Corp., Common Stock	2.23%
Cisco Systems, Inc., Common Stock	2.23%
Southern Co. (The), Common Stock	2.17%
Merck & Co., Inc., Common Stock	2.17%
PPL Corp., Common Stock	2.15%
Pfizer, Inc., Common Stock	2.11%
Cedar Fair LP, Master Limited Partnership	2.09%
ONEOK, Inc., Common Stock	2.09%
EGIF Total Return
	1 Year	3 Year(6)	Since Inception(2)(6)
EGIF NAV	25.04%	5.28%	5.41%
EGIF Market Price	43.44%	7.86%	2.66%
Composite Index*	14.82%	5.27%	5.55%
*
S&P High Dividend Index (45%) / Alerian MLP Index (5%) / S&P Preferred Stock Index (25%) / Barclays Aggregate Bond Index (25%)

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of the Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(3)(4)
Banks	15.36%
Real Estate Investment Trusts (REITs)	9.88%
Telecommunications	8.01%
Electric Utilities	6.52%
Pharmaceuticals	5.96%
Pipelines	5.94%
Oil, Gas & Consumable Fuels	5.67%
Hotels, Restaurants & Leisure	5.01%
Multi-Utilities	3.92%
Agriculture	3.92%
Technology Hardware, Storage & Peripherals	3.02%
Debt Funds	2.99%
Capital Markets	2.76%
Media	2.62%
Commercial Services	1.87%
Chemicals	1.44%
Insurance	1.43%
Automobiles	1.33%
Software	0.93%
Internet	0.90%
Aerospace & Defense	0.82%
Building Materials	0.74%
Healthcare - Services	0.72%
Auto Parts & Equipment	0.71%
Forest Products & Paper	0.70%
Trucking & Leasing	0.66%
Food Products	0.65%
Retail	0.64%
Packaging & Containers	0.59%
Home Builders	0.57%
Consumer Services	0.53%
Other(5)	3.18%
(1)
As a percentage of fair value of total investments held.

(2)
Operations commenced on June 19, 2015.

(3)
As a percentage of fair value of investments, excluding short-term investments.

(4)
Industry classifications are based upon Global Industry Classification Standard ( “GICS’“)

(5)
Other includes all industries in the Schedule of Investments representing less than 0.5% on an individual basis.

(6)
Annualized.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of December 31, 2019. Current information may differ from that shown.

4   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡December 31, 2019

Investments	Shares	Value
COMMON STOCKS – 75.8% (53.7% of Total Investments)
Aerospace & Defense – 1.1%
Lockheed Martin Corp.	3,962	$1,542,724
Agriculture – 5.1%
Altria Group, Inc.	67,871	3,387,441
Philip Morris International, Inc.	40,752	3,467,588
Total Agriculture		6,855,029
Automobiles – 1.3%
Ford Motor Co.	186,020	1,729,986
Banks – 8.0%
Bank of Montreal (Canada)	48,719	3,775,722
Huntington Bancshares, Inc.	227,254	3,426,990
Umpqua Holdings Corp.	206,475	3,654,608
Total Banks		10,857,320
Chemicals – 1.6%
LyondellBasell Industries NV, Class A (Netherlands)	22,717	2,146,302
Electric Utilities – 7.4%
Evergy, Inc.	27,744	1,805,857
PPL Corp.	114,621	4,112,602
Southern Co. (The)	65,283	4,158,527
Total Electric Utilities		10,076,986
Hotels, Restaurants & Leisure – 3.1%
Carnival Corp.	83,951	4,267,229
Multi-Utilities – 5.5%
CenterPoint Energy, Inc.	130,871	3,568,852
National Grid PLC, ADR (United Kingdom)	61,017	3,823,936
Total Multi-Utilities		7,392,788
Oil, Gas & Consumable Fuels – 5.2%
Occidental Petroleum Corp.	39,910	1,644,691
Schlumberger Ltd.	54,110	2,175,222
TOTAL SA, ADR (France)	57,314	3,169,464
Total Oil, Gas & Consumable Fuels		6,989,377
Pharmaceuticals – 8.3%
AbbVie, Inc.	34,400	3,045,776
Merck & Co., Inc.	45,668	4,153,505
Pfizer, Inc.	103,169	4,042,161
Total Pharmaceuticals		11,241,442
Pipelines – 5.3%
Energy Transfer LP	248,653	3,190,218
ONEOK, Inc.	52,767	3,992,879
Total Pipelines		7,183,097

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2019

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) – 12.4%
Crown Castle International Corp.	22,255	$3,163,548
Digital Realty Trust, Inc.	24,473	2,930,397
EPR Properties	53,121	3,752,467
Highwoods Properties, Inc.	52,894	2,587,046
Host Hotels & Resorts, Inc.	146,703	2,721,341
Weyerhaeuser Co.	53,794	1,624,579
Total Real Estate Investment Trusts (REITs)		16,779,378
Technology Hardware, Storage & Peripherals – 3.3%
Seagate Technology PLC (Ireland)	76,135	4,530,032
Telecommunications – 8.2%
AT&T, Inc.	113,700	4,443,396
Cisco Systems, Inc.	88,929	4,265,035
Verizon Communications, Inc.	39,392	2,418,669
Total Telecommunications		11,127,100
Total Common Stocks (Cost $103,549,877)		102,718,790
PREFERRED STOCKS – 19.9% (14.1% of Total Investments)
Banks – 12.4%
Bank of America Corp., Series Y, 6.50%	40,000	999,200
BOK Financial Corp., 5.38%	30,000	786,000
Citigroup, Inc., Series J, 7.13%	20,000	566,800
Citigroup, Inc., Series K, 6.88%	20,000	563,400
Fifth Third Bancorp, Series I, 6.63%	40,000	1,148,400
First Horizon National Corp., Series A, 6.20%	2,398	61,796
First Republic Bank, Series I, 5.50%	56,640	1,513,421
Huntington Bancshares, Inc., Series D, 6.25%	20,000	520,000
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,029,600
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,023,200
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	547,800
Regions Financial Corp., Series B, 6.38%	40,000	1,128,800
SVB Financial Group, Series A, 5.25%	20,000	517,000
Synchrony Financial, Series A, 5.63%	10,000	255,500
TCF Financial Corp., Series C, 5.70%	50,000	1,319,000
US Bancorp, Series F, 6.50%	50,000	1,381,000
Wells Fargo & Co., Series Q, 5.85%	40,000	1,095,600
Wells Fargo & Co., Series R, 6.63%	80,000	2,306,400
Total Banks		16,762,917
Capital Markets – 3.5%
Apollo Global Management, Inc., Series A, 6.38%	60,000	1,596,000
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,138,800
Morgan Stanley, Series I, 6.38%	60,000	1,690,200
Oaktree Capital Group LLC, Series A, 6.63%	10,000	269,300
Total Capital Markets		4,694,300

See accompanying Notes to Financial Statements.
6   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2019

Investments	Shares	Value
PREFERRED STOCKS (continued)
Electric Utilities – 0.8%
DTE Energy Co., Series B, 5.38%	20,000	$517,000
Southern Co. (The), 6.25%	20,000	527,400
Total Electric Utilities		1,044,400
Insurance – 1.6%
Hartford Financial Services Group, Inc. (The), 7.88%	20,000	567,800
WR Berkley Corp., 5.75%	60,000	1,572,000
Total Insurance		2,139,800
Pipelines – 0.9%
Energy Transfer Operating LP, Series D, 7.63%	20,000	496,400
Energy Transfer Operating LP, Series E, 7.60%	30,000	759,600
Total Pipelines		1,256,000
Real Estate Investment Trusts (REITs) – 0.7%
EPR Properties, Series G, 5.75%	40,000	1,032,800
Total Preferred Stocks (Cost $26,052,827)		26,930,217
MASTER LIMITED PARTNERSHIP – 3.0% (2.1% of Total Investments)
Hotels, Restaurants & Leisure – 3.0%
Cedar Fair LP	72,111	3,997,834
(Cost $4,029,646)
EXCHANGE-TRADED FUNDS – 4.2% (2.9% of Total Investments)
Debt Funds – 4.2%
iShares iBoxx High Yield Corporate Bond ETF(a)	31,305	2,752,962
SPDR Bloomberg Barclays High Yield Bond ETF(a)	26,426	2,894,704
Total Exchange-Traded Funds (Cost $5,724,402)		5,647,666
	Principal
CORPORATE BONDS – 30.2% (21.4% of Total Investments)
Agriculture – 0.4%
Darling Ingredients, Inc., 5.25%, 04/15/27(b)	$500,000	533,125
Auto Parts & Equipment – 1.0%
Adient US LLC, 7.00%, 05/15/26(b)	500,000	545,625
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50%, 05/15/27(b)	750,000	800,175
Total Auto Parts & Equipment		1,345,800
Automobiles – 0.6%
Ford Motor Co., 4.75%, 01/15/43	300,000	267,750
Ford Motor Credit Co. LLC, 5.11%, 05/03/29	500,000	515,980
Total Automobiles		783,730

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2019

Investments	Principal	Value
CORPORATE BONDS (continued)
Banks – 1.0%
Citizens Financial Group, Inc., Series C, 6.38%, 12/31/49	$750,000	$808,040
Goldman Sachs Group, Inc. (The), Series Q, 5.50%, 12/31/49	500,000	539,375
Total Banks		1,347,415
Building Materials – 1.0%
Builders FirstSource, Inc., 6.75%, 06/01/27(b)	500,000	548,375
Masonite International Corp., 5.75%, 09/15/26(b)(g)	300,000	319,125
Masonite International Corp., 5.38%, 02/01/28(b)	100,000	106,250
Patrick Industries, Inc., 7.50%, 10/15/27(b)	400,000	426,500
Total Building Materials		1,400,250
Capital Markets – 0.4%
Apollo Management Holdings LP, 4.95%, 12/31/49(b)	500,000	507,110
Chemicals – 0.4%
Rayonier AM Products, Inc., 5.50%, 06/01/24(b)	750,000	566,250
Commercial Services – 1.5%
ASGN, Inc., 4.63%, 05/15/28(b)	250,000	257,282
Ashtead Capital, Inc., 5.25%, 08/01/26(b)	250,000	268,422
Brink’s Co. (The), 4.63%, 10/15/27(b)	750,000	773,438
Herc Holdings, Inc., 5.50%, 07/15/27(b)	250,000	264,180
Hertz Corp. (The), 6.00%, 01/15/28(b)	250,000	250,619
United Rentals (North America), Inc., 4.88%, 01/15/28	250,000	260,936
Total Commercial Services		2,074,877
Distribution/Wholesale – 0.2%
Performance Food Group, Inc., 5.50%, 10/15/27(b)	250,000	266,509
Diversified Financial Services – 0.2%
AerCap Holdings NV (Ireland), 5.88%, 10/10/79	250,000	267,955
Diversified Holding Companies – 0.4%
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Malta), 10.50%, 06/01/24(b)	500,000	481,875
Electric Utilities – 0.9%
CenterPoint Energy, Inc., Series A, 6.13%, Perpetual(c)	600,000	640,500
Clearway Energy Operating LLC, 5.75%, 10/15/25	500,000	527,500
Total Electric Utilities		1,168,000
Electrical Components & Equipment – 0.4%
Energizer Holdings, Inc., 7.75%, 01/15/27(b)	500,000	560,625
Entertainment – 0.5%
Live Nation Entertainment, Inc., 4.75%, 10/15/27(b)	500,000	517,812
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	200,000	214,752
Total Entertainment		732,564

See accompanying Notes to Financial Statements.
8   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2019

Investments	Principal	Value
CORPORATE BONDS (continued)
Environmental Control – 0.2%
Stericycle, Inc., 5.38%, 07/15/24(b)	$300,000	$315,232
Food Products – 0.9%
Conagra Brands, Inc., 7.13%, 10/01/26	300,000	365,130
Kraft Heinz Foods Co., 5.20%, 07/15/45	300,000	327,294
Post Holdings, Inc., 5.50%, 12/15/29(b)	500,000	534,050
Total Food Products		1,226,474
Forest Products & Paper – 1.0%
Mercer International, Inc. (Canada), 5.50%, 01/15/26	750,000	774,563
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/26(b)	500,000	539,375
Total Forest Products & Paper		1,313,938
Healthcare - Services – 1.0%
Centene Corp., 4.63%, 12/15/29(b)	100,000	105,138
HCA, Inc., 5.63%, 09/01/28	500,000	570,087
HCA, Inc., 4.13%, 06/15/29	500,000	532,525
Humana, Inc., 8.15%, 06/15/38	100,000	146,536
Total Healthcare - Services		1,354,286
Home Builders – 0.8%
KB Home, 4.80%, 11/15/29	250,000	255,937
M/I Homes, Inc., 5.63%, 08/01/25	250,000	263,125
PulteGroup, Inc., 5.50%, 03/01/26	500,000	560,000
Total Home Builders		1,079,062
Hotels, Restaurants & Leisure – 0.7%
Boyd Gaming Corp., 4.75%, 12/01/27(b)	100,000	104,000
MGM Resorts International, 5.50%, 04/15/27	750,000	832,297
Total Hotels, Restaurants & Leisure		936,297
Household Products – 0.3%
Spectrum Brands, Inc., 5.00%, 10/01/29(b)	400,000	414,000
Housewares – 0.2%
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/29(b)	250,000	256,800
Insurance – 0.4%
CNO Financial Group, Inc., 5.25%, 05/30/29	500,000	558,755
Internet – 1.3%
GrubHub Holdings, Inc., 5.50%, 07/01/27(b)	750,000	702,187
Twitter, Inc., 3.88%, 12/15/27(b)	1,000,000	1,000,105
Total Internet		1,702,292
Iron/Steel – 0.3%
Cleveland-Cliffs, Inc., 5.88%, 06/01/27(b)	500,000	480,885
Media – 3.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.75%, 02/15/28	750,000	781,875
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2019

Investments	Principal	Value
CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35	$300,000	$377,208
CSC Holdings LLC, 6.50%, 02/01/29(b)	500,000	557,540
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)	500,000	505,774
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, 08/15/27(b)	100,000	97,500
Discovery Communications LLC, 4.88%, 04/01/43	300,000	323,639
Sinclair Television Group, Inc., 5.50%, 03/01/30(b)	500,000	513,000
Sirius XM Radio, Inc., 5.50%, 07/01/29(b)	500,000	540,620
ViacomCBS, Inc., 5.85%, 09/01/43	300,000	378,954
Total Media		4,076,110
Miscellaneous Manufacturing – 0.4%
Koppers, Inc., 6.00%, 02/15/25(b)	500,000	525,000
Oil, Gas & Consumable Fuels – 2.7%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26(b)	650,000	519,187
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	191,916
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28(b)	250,000	238,750
HollyFrontier Corp., 5.88%, 04/01/26	750,000	844,156
Laredo Petroleum, Inc., 6.25%, 03/15/23	400,000	377,000
Oasis Petroleum, Inc., 6.88%, 03/15/22	150,000	145,875
Oasis Petroleum, Inc., 6.25%, 05/01/26(b)	350,000	293,461
Parkland Fuel Corp. (Canada), 5.88%, 07/15/27(b)	500,000	539,688
Southwestern Energy Co., 7.50%, 04/01/26	600,000	555,000
Total Oil, Gas & Consumable Fuels		3,705,033
Packaging & Containers – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/25(b)	300,000	315,749
Greif, Inc., 6.50%, 03/01/27(b)	500,000	542,500
Total Packaging & Containers		858,249
Pipelines – 2.0%
Enable Midstream Partners LP, 4.95%, 05/15/28	750,000	762,734
EnLink Midstream LLC, 5.38%, 06/01/29	500,000	471,875
EQM Midstream Partners LP, 5.50%, 07/15/28	500,000	490,050
MPLX LP, Series B, 6.88%, 12/31/49	750,000	754,974
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43	300,000	279,194
Total Pipelines		2,758,827
Real Estate Investment Trusts (REITs) – 0.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, 05/15/26(b)	250,000	264,062
GLP Capital LP/GLP Financing II, Inc., 5.30%, 01/15/29	500,000	558,805
Total Real Estate Investment Trusts (REITs)		822,867

See accompanying Notes to Financial Statements.
10   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2019

Investments	Principal	Value
CORPORATE BONDS (continued)
Retail – 0.5%
Party City Holdings, Inc., 6.63%, 08/01/26(b)	$575,000	$409,377
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	300,375
Total Retail		709,752
Semiconductors – 0.3%
KLA Corp., 5.65%, 11/01/34	300,000	355,372
Technology Hardware, Storage & Peripherals – 0.9%
Dell International LLC/EMC Corp., 5.30%, 10/01/29(b)	750,000	837,196
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	333,584
Total Technology Hardware, Storage & Peripherals		1,170,780
Telecommunications – 2.3%
Anixter, Inc., 6.00%, 12/01/25	250,000	263,125
AT&T, Inc., 6.38%, 03/01/41	395,000	526,908
AT&T, Inc., 4.35%, 06/15/45	300,000	325,168
CommScope, Inc., 8.25%, 03/01/27(b)	750,000	793,125
Vodafone Group PLC (United Kingdom), 7.00%, 04/04/79	1,000,000	1,175,910
Total Telecommunications		3,084,236
Trucking & Leasing – 0.9%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/45(b)	400,000	443,000
Avolon Holdings Funding Ltd. (Ireland), 4.38%, 05/01/26(b)	750,000	795,248
Total Trucking & Leasing		1,238,248
Total Corporate Bonds (Cost $39,043,536)		40,978,580
SENIOR LOANS(d) – 6.1% (4.3% of Total Investments)
Commercial Services – 1.1%
Guidehouse LLP, Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 05/01/25	534,358	531,352
Lakeland Tours, LLC (WorldStrides), Initial Term Loan – First Lien, 6.150% (LIBOR + 4.2500%, 1.000% Floor), 12/16/24	122,765	122,714
Upstream Newco, Inc., Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 11/20/26(g)	550,000	554,812
WIRB-Copernicus Group (Western Institutional Review Board, Inc.), Term Loan B – First Lien (LIBOR + 4.250%, 1.000% Floor), 12/12/26(e)	250,000	250,625
Total Commercial Services		1,459,503
Construction & Building – 0.1%
Yak Access LLC (Yak Mat), Term Loan B – First Lien, 6.800% (1-Month USD LIBOR + 5.000%, 0.000% Floor), 07/02/25(e)	123,397	119,503
Consumer Services – 0.7%
Cambium Learning, Inc., Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 12/18/25(e)(g)	249,370	241,889
WP CityMD Bidco LLC (CityMD), Term Loan B, 6.440% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 08/13/26	750,000	752,265
Total Consumer Services		994,154

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2019

Investments	Principal	Value
SENIOR LOANS(d) (continued)
Healthcare - Medical Devices – 0.5%
Carestream Health, Inc. (aka Onex), Extended Term Loan – First Lien (LIBOR + 5.500%, 1.000% Floor), 02/28/21(e)	$500,000	$493,855
National Seating & Mobility, Inc., Term Loan – First Lien, 7.190% (3-Month USD LIBOR + 5.250%, 0.000% Floor), 11/14/26(g)	231,250	230,672
Total Healthcare - Medical Devices		724,527
Hotels, Restaurants & Leisure – 0.2%
Portillo’s Holdings LLC, Term Loan – First Lien, 7.440% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 09/06/24(g)	249,375	249,531
Media – 0.6%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B – First Lien, 6.310% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 02/12/26	498,741	500,922
Cengage Learning Acquisitions, Inc., Term Loan B – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 1.000% Floor), 06/07/23	124,677	119,545
Terrier Media Buyer, Inc. (Cox Media Group), Term Loan B, 6.150% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 12/12/26	250,000	252,814
Total Media		873,281
Packaging & Containers – 0.2%
Canister International Group, Inc., Term Loan B – First Lien, 6.510% (3-Month USD LIBOR + 4.750%, 0.000% Floor), 12/21/26	250,000	251,094
Real Estate – 0.3%
Avision Young Canada, Inc., Term Loan – First Lien, 6.930% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 01/31/26	497,487	489,819
Retail – 0.4%
American Sportsman Holdings Co. (Bass Pro), Initial Term Loan – First Lien, 6.800% (1-Month USD LIBOR + 5.000%, 0.750% Floor), 09/25/24	498,724	498,206
Software – 1.3%
Aptean, Inc., Term Loan – First Lien, 6.190% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 04/27/26(g)	249,372	248,593
Exact Merger Sub, LLC (ECI Software), Term Loan – First Lien, (LIBOR + 4.2500%, 1.000% Floor), 09/27/24	139,732	139,994
Help/Systems Holdings, Inc., Term Loan – First Lien, 6.550% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 11/13/26	300,000	298,750
Infoblox, Inc., New Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 11/07/23	249,364	250,819
ION Trading Technologies, LLC, Term Loan B – First Lien, (LIBOR + 4.0000%, 1.000% Floor), 11/21/24(g)	224,427	215,450
Perforce Software, Inc., Term Loan B – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 07/01/26(g)	99,750	99,938
Quest Software (Dell Software Group / Seahawk Holding Cayman Ltd.), Term Loan – First Lien, 6.180% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 05/18/25	500,000	496,877
Total Software		1,750,421

See accompanying Notes to Financial Statements.
12   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2019

Investments	Principal	Value
SENIOR LOANS(d) (continued)
Telecommunications – 0.7%
Avaya, Inc., Tranche B Term Loan – First Lien, 5.990% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 12/16/24	$910,690	$896,347
Total Senior Loans (Cost $8,213,935)		8,306,386

	Shares
MONEY MARKET FUND – 2.1% (1.5% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 1.50%(f) (Cost $2,857,678)	2,857,678	2,857,678
Total Investments – 141.3% (Cost $189,471,901)		191,437,151
Borrowings – (41.2)%		(55,800,000)
Liabilities in Excess of Other Assets – (0.1)%		(174,349)
Net Assets – 100.0%		$135,462,802

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
LIBOR - London Interbank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
‡
Securities are U.S. securities, unless otherwise noted.

(a)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $21,390,598 which represents approximately 15.8% of net assets as of December 31, 2019. Unless otherwise noted, 144A securities are deemed to be liquid.

(c)
Perpetual, callable security with no stated maturity date.

(d)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at December 31, 2019. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(e)
All or a portion of this position has not settled as of December 31, 2019. The Fund will not accrue interest on its senior loans until the settlement date at which point LIBOR will be established.

(f)
Rate shown reflects the 7-day yield as of December 31, 2019.

(g)
Fair Value Level 3 security. All remaining securities are categorized as Level 1 and 2.

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   13

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (concluded)December 31, 2019

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	1.1%
Agriculture	5.5
Auto Parts & Equipment	1.0
Automobiles	1.9
Banks	21.4
Building Materials	1.0
Capital Markets	3.9
Chemicals	2.0
Commercial Services	2.6
Construction & Building	0.1
Consumer Services	0.7
Debt Funds	4.2
Distribution/Wholesale	0.2
Diversified Financial Services	0.2
Diversified Holding Companies	0.4
Electric Utilities	9.1
Electrical Components & Equipment	0.4
Entertainment	0.5
Environmental Control	0.2
Food Products	0.9
Forest Products & Paper	1.0
Healthcare - Medical Devices	0.5
Healthcare - Services	1.0
Home Builders	0.8
Hotels, Restaurants & Leisure	7.0
Household Products	0.3
Housewares	0.2
Insurance	2.0
Internet	1.3
Iron/Steel	0.3
Media	3.6
Miscellaneous Manufacturing	0.4
Money Market Fund	2.1
Multi-Utilities	5.5
Oil, Gas & Consumable Fuels	7.9
Packaging & Containers	0.8
Pharmaceuticals	8.3
Pipelines	8.2
Real Estate	0.3
Real Estate Investment Trusts (REITs)	13.7
Retail	0.9
Semiconductors	0.3
Software	1.3
Technology Hardware, Storage & Peripherals	4.2
Telecommunications	11.2
Trucking & Leasing	0.9
Total Investments	141.3
Line of Credit Payable	(41.2)
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%
See accompanying Notes to Financial Statements.
14   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Statement of Assets and Liabilities December 31, 2019

ASSETS:
Investments, at value (cost $189,471,901)	$191,437,151
Cash	21,808
Interest receivable	615,348
Dividends receivable	606,319
Due from adviser and sub-adviser (Note 4)	97,527
Tax reclaims receivable	73,938
Prepaid and other expenses	103,440
Total Assets	192,955,531
LIABILITIES:
Borrowings (Note 3)	55,800,000
Payable for securities purchased	1,055,854
Interest payable (Note 3)	178,156
Advisory fee payable (Note 4)	136,473
Payable for shares repurchased	103,426
Other accrued expenses	218,820
Total Liabilities	57,492,729
NET ASSETS	$135,462,802
NET ASSETS CONSIST OF:
Paid-in capital	$134,253,330
Total distributable earnings	1,209,472
NET ASSETS	$135,462,802
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,124,824
Net asset value, Per share	$19.01
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   15

Eagle Growth and Income Opportunities Fund Statement of Operations	For the Year Ended December 31, 2019
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $42,397)	$6,361,304
Interest income	2,320,422
Total Income	8,681,726
EXPENSES:
Interest expense and fees on borrowings (Note 3)	1,818,532
Advisory fees (Note 4)	1,572,548
Professional fees	692,387
Trustees’ fees and expenses (Note 4)	135,250
Administration fees	133,250
Investor support services fees (Note 4)	64,764
Insurance fees	63,331
Printing and mailing expenses	58,489
Compliance fees (Note 4)	40,600
Transfer agent fees	27,463
Custody fees	24,999
NYSE Listing fees	23,750
Other expenses	69,910
Total Expenses	4,725,273
Less expense waivers and reimbursements (Note 4)	(97,527)
Net Expenses	4,627,746
Net Investment Income	4,053,980
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,921,283
Net change in unrealized appreciation on investments	21,202,488
Net realized and change in unrealized gain on investments	24,123,771
Net Increase in Net Assets Resulting From Operations	$28,177,751
See accompanying Notes to Financial Statements.
16   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$4,053,980	$4,869,955
Net realized gain (loss) on investments	2,921,283	(359,723)
Net change in unrealized appreciation (depreciation) on investments	21,202,488	(24,002,721)
Net increase (decrease) in net assets resulting from operations	28,177,751	(19,492,489)
Distributions to shareholders*	(6,813,907)	(5,782,572)
Return of capital	(79,732)	(708,939)
Cost of shares repurchased	(952,981)	—
Net increase (decrease) in net assets	20,331,131	(25,984,000)
NET ASSETS:
Beginning of year	115,131,671	141,115,671
End of year	$135,462,802	$115,131,671
*
Distributions to shareholders generally come from: (a) investment income, net; (b) realized gain from investment transactions, net; and (c) other sources, except for those that represent return of taxes on capital distributions, which shall be disclosed separately.

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   17

Eagle Growth and Income Opportunities Fund Statement of Cash Flows	For the Year Ended December 31, 2019
Cash Flows From Operating Activities:
Net increase in net assets from operations	$28,177,751
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(97,698,968)
Proceeds from sales of long-term investments	102,647,439
Net increase in money market funds	(2,154,556)
Net change in unrealized appreciation on investments	(21,202,488)
Net accretion/amortization of premium or discount	(14,356)
Net realized gain on investments	(2,921,283)
Decrease in dividend receivable	79,057
Increase in interest receivable	(156,956)
Increase in due from advisor and sub-advisor	(97,527)
Increase in tax reclaim receivable	(1,739)
Increase in prepaid expenses	(65,536)
Increase in payable for securities purchased	1,055,854
Increase in advisory fee payable	8,108
Decrease in interest payable	(33,790)
Increase in other accrued expenses	659
Net cash provided by operating activities	7,621,669
Cash Flows from Financing Activities:
Distributions paid	(6,893,639)
Shares repurchased	(849,555)
Net cash used in financing activities	(7,743,194)
Net decrease in cash	(121,525)
Cash, beginning of year	143,333
Cash, end of year	$21,808
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$1,852,322
See accompanying Notes to Financial Statements.
18   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund Financial Highlights	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	For the Period June 19, 2015 Through December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$16.03	$19.65	$18.97	$17.77	$19.06
Operations:
Net investment income(1)	0.56	0.68	0.67	0.69	0.35
Net realized and unrealized gain (loss) on investments, written call options and foreign currency(2)	3.38	(3.39)	0.99	1.64	(1.09)
Total gain (loss) from investment operations	3.94	(2.71)	1.66	2.33	(0.74)
Distributions to shareholders from:
Net investment income	(0.79)	(0.75)	(0.95)	(1.01)	(0.55)
Realized gains	(0.16)	(0.06)	(0.03)	—	—
Return of capital	(0.01)	(0.10)	—	(0.12)	—
Total distributions to shareholders	(0.96)	(0.91)	(0.98)	(1.13)	(0.55)
Net asset value per share, end of period	$19.01	$16.03	$19.65	$18.97	$17.77
Market price per share, end of period	$17.03	$12.62	$16.59	$16.22	$15.16
Total return:(3)
Net asset value	25.04%	(14.30)%	8.88%	13.32%	(3.93)%
Market value	43.44%	(19.24)%	8.32%	14.61%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$135,463	$115,132	$141,116	$136,220	$127,636
Ratio of total expenses, including interest on borrowings, to average net assets	3.65%	3.35%	2.89%	2.68%	2.62%(4)
Ratio of net expenses, including interest on borrowings, to average net assets	3.65%	3.33%	2.89%	2.68%	2.62%(4)
Ratio of total waivers to average net assets	—	0.02%	—	—	—
Ratio of net investment income, including interest on borrowings, to average net assets	3.13%	3.66%	3.44%	3.66%	3.55%(4)
Portfolio turnover rate	54%	30%	11%	19%	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$55,800	$55,800	$50,000	$45,000	$45,000
Average borrowings outstanding during the period (000s)	$55,800	$57,312	$45,425	$45,000	$44,683
Asset coverage, end of period per $1,000 of debt(5)	$3,428	$3,063	$3,822	$4,027	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
1.
Based on average daily shares outstanding.

2.
Net realized and unrealized gain (loss) on investments, written call options and foreign currency per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

3.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4.
Annualized.

5.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 3). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   19

Eagle Growth and Income Opportunities Fund
Notes to Financial StatementsDecember 31, 2019

1. ORGANIZATION AND OPERATIONS
Eagle Growth and Income Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a Certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.
The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.
Through August 30, 2019, Four Wood Capital Advisors LLC (“FWCA”) served as the Fund’s investment adviser and Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc. (“Eagle” or the “Sub-adviser”), served as the Fund’s sub-adviser. On August 31, 2019 and through the fiscal year ended December 31, 2019, THL Credit Advisors, LLC (“THL Credit” or the “Adviser”) commenced serving as the interim investment adviser to the Fund and Eagle commenced as interim sub-adviser to the Fund. Please refer to Note 4 for further information. Effective January 31, 2020, the Adviser completed a change of control transaction (the “Transaction”) which resulted in an “assignment” of the then-current investment advisory agreement between the Fund and the Adviser under 1940 Act, causing the interim investment advisory agreement to terminate automatically by its terms. The Adviser and Eagle continue to serve as the Fund’s interim investment adviser and sub-adviser. Please refer to Note 11 for further information regarding the Transaction.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 — “Financial Services — Investment Companies.” The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation
The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
20   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund’s securities are valued by various methods, as described below:
Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Senior loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria. If the Committee does not believe that the pricing agent price reflects the current market value, the Adviser or Sub-adviser will determine a recommended method of valuing the senior loan for consideration by the Committee.
Money market funds are valued at their net asset value.
If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2019:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$102,718,790	$—	$—	$102,718,790
Corporate Bonds
Agriculture	—	533,125	—	533,125
Auto Parts & Equipment	—	1,345,800	—	1,345,800
Automobiles	—	783,730	—	783,730
Banks	—	1,347,415	—	1,347,415
Building Materials	—	1,081,125	319,125	1,400,250
Capital Markets	—	507,110	—	507,110
Chemicals	—	566,250	—	566,250
Commercial Services	—	2,074,877	—	2,074,877
Distribution / Wholesale	—	266,509	—	266,509
Diversified Financial Services	—	267,955	—	267,955
Diversified Holding Companies	—	481,875	—	481,875
Electric Utilities	—	1,168,000	—	1,168,000
Electrical Components & Equipment	—	560,625	—	560,625
Entertainment	—	732,564	—	732,564
Environmental Control	—	315,232	—	315,232
Food Products	—	1,226,474	—	1,226,474
Forest Products & Paper	—	1,313,938	—	1,313,938
Healthcare — Services	—	1,354,286	—	1,354,286
Home Builders	—	1,079,062	—	1,079,062
Hotels, Restaurants & Leisure	—	936,297	—	936,297
Household Products	—	414,000	—	414,000
Housewares	—	256,800	—	256,800
Insurance	—	558,755	—	558,755
Internet	—	1,702,292	—	1,702,292
Iron / Steel	—	480,885	—	480,885
Media	—	4,076,110	—	4,076,110
22   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

	Level 1	Level 2	Level 3	Total
Miscellaneous Manufacturing	$—	$525,000	$—	$525,000
Oil, Gas & Consumable Fuels	—	3,705,033	—	3,705,033
Packaging & Containers	—	858,249	—	858,249
Pipelines	—	2,758,827	—	2,758,827
Real Estate Investment Trusts (REITs)	—	822,867	—	822,867
Retail	—	709,752	—	709,752
Semiconductors	—	355,372	—	355,372
Technology Hardware, Storage & Peripherals	—	1,170,780	—	1,170,780
Telecommunications	—	3,084,236	—	3,084,236
Trucking & Leasing	—	1,238,248	—	1,238,248
Preferred Stocks*	26,930,217	—	—	26,930,217
Senior Loans
Commercial Services	—	904,691	554,812	1,459,503
Construction & Building	—	119,503	—	119,503
Consumer Services	—	752,265	241,889	994,154
Healthcare-Medical Devices	—	493,855	230,672	724,527
Hotels, Restaurants & Leisure	—	—	249,531	249,531
Media	—	873,281	—	873,281
Packaging & Containers	—	251,094	—	251,094
Real Estate	—	489,819	—	489,819
Retail	—	498,206	—	498,206
Software	—	1,186,440	563,981	1,750,421
Telecommunications	—	896,347	—	896,347
Exchange-Traded Funds*	5,647,666	—	—	5,647,666
Master Limited Partnerships*	3,997,834	—	—	3,997,834
Money Market Fund	2,857,678	—	—	2,857,678
Total Investments	$142,152,185	$47,124,956	$2,160,010	$191,437,151

*
Please refer to the Schedule of Investments for a breakdown of valuations by industry.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Corporate Bonds	Total
Balance as of December 31, 2018	$—	$—	$—
Realized gain	43	—	43
Change in unrealized appreciation	19,463	35,324	54,787
Amortization	216	676	892
Purchases	1,823,239	—	1,823,239
Sales and principal paydowns	(2,076)	—	(2,076)
Transfers into Level 3	—	283,125	283,125
Transfers out of Level 3	—	—	—
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

	Senior Loans	Corporate Bonds	Total
Balance as of December 31, 2019	$1,840,885	$319,125	$2,160,010
Net change in unrealized appreciation attributable to level 3 investments held at December 31, 2019	$19,463	$35,324	$54,682
Investments were transferred into Level 3 during the year ended December 31, 2019 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Input	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	$1,840,885	Third-party vendor pricing service	Broker quotes	N/A	Increase
Corporate Bonds	319,125	Third-party vendor pricing service	Broker quotes	N/A	Increase

(1)
This column reporesents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gain (loss) on investment in the accompanying statement of operations.
Interest Expense and Fees on Borrowings
Interest expense relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
24   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2019, the tax years ended December 31, 2016, 2017, 2018 and 2019 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Financial Derivative Instruments
The Fund is authorized to invest in certain derivatives instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations when applicable. During the year ended December 31, 2019, the Fund had no derivative activity.
Foreign Currency Translation
The books and records of the Fund are maintained in U.S. Dollars. The Fund’s assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Fund’s income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.
The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and net change in unrealized appreciation (depreciation) on investment securities on the Statement of Operations.
Realized gains (losses) from settlement of foreign currency transactions reported on the Statement of Operations arise from a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency translations reported on the Statement of Operations arise from changes (due to the changes in the exchange rate) in the value of assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. BORROWINGS
The Fund maintains a $60 million credit facility (the “Credit Facility”) with Societe Generale, New York Branch expiring on July 21, 2020. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing.
The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate (“LIBOR”) for one month plus 0.95% per annum and is payable monthly.
At December 31, 2019, the Fund had borrowings outstanding of  $55,800,000 at an interest rate of 2.75%. For the year ended December 31, 2019, the average borrowings and average interest rate under the Credit Facility were $55,800,000 and 3.22%, respectively. For the year ended December 31, 2019, the Fund did not incur any unused commitment fees as the outstanding principal balance exceeded 75% of the Credit Facility. As of December 31, 2019, the Fund’s effective leverage represented 29.2% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2019.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser and Sub-adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
26   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

3. BORROWINGS (continued)

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
4. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
Through August 30, 2019, FWCA served as the Fund’s investment adviser and administered the business and affairs of the Fund. FWCA had engaged (subject to Board approval) Eagle as a sub-adviser to the Fund, to manage the investment and reinvestment of the assets of the Fund. FWCA did not itself manage the Fund’s portfolio of assets but had ultimate responsibility to oversee Eagle as sub-adviser. In this connection, FWCA oversaw Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviewed Eagle’s performance and reported periodically on such performance to the Board.
The Fund paid FWCA as compensation under an advisory agreement an annual fee in an amount equal to 0.85% of the value of the Fund’s average daily Managed Assets through August 30, 2019.
On August 31, 2019, the Adviser commenced serving as the investment adviser to the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) that was approved by the Board. Beginning August 31, 2019, the Adviser took over the responsibilities for administering the business and affairs of the Fund, along with the management of a portion of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund. In addition, the Adviser concurrently engaged Eagle as sub-adviser to the Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”), which also was approved by the Fund’s Board. In this connection, the Adviser oversees the Sub-adviser’s management of a portion of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Sub-adviser’s performance and reports periodically on such performance to the Board.
For the period from August 31, 2019 through the end of the year, the Fund paid the Adviser as compensation under the Interim Advisory Agreement an annual fee in an amount equal to 0.85% of the value of the Fund’s average daily Managed Assets.
From January 1 through August 30, 2019, the Sub-adviser received under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to FWCA. The fees were payable by FWCA to the Sub-adviser. For the period from August 31, 2019 through December 31, 2019, the Sub-adviser received under the Interim Sub-Advisory Agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Adviser. These fees are paid by the Adviser to Eagle.
Effective August 31, 2019, the Adviser and Sub-adviser have agreed to limit, through the term of the Fund, the ordinary direct operating expenses, which exclude advisory fees, costs associated with the Fund’s leverage, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (“Ordinary Expenses”) borne by the Fund to an amount not to exceed 0.35% per year (the “Expense Cap”) of the Fund’s Managed Assets (pro-rated for the period in 2019 during which the THL Credit serves as the Fund’s investment adviser). The Expense Cap will be measured on an annual basis, based on the Fund’s average daily Managed Assets for each fiscal year ending December 31st. In any year, to the extent that Ordinary Expenses exceed the Expense Cap of such prior year end, the Adviser and Sub-adviser will promptly pay or reimburse the Fund for expenses necessary to eliminate such excess. The Adviser and Sub-adviser will not seek reimbursement for any amounts paid to the Fund under this agreement. During the year ended December 31, 2019, the estimated expenses exceeding the Expense Cap to be reimbursed by the Adviser and Sub-adviser amounted to $97,527 and are disclosed in the Statement of Operations. As of December 31, 2019, the Fund has a receivable from the Adviser and Sub-adviser of  $97,527 on its Statement of Assets and Liabilities for estimated expenses in excess of the Expense Cap.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   27

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

4. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (continued)

Additionally, the Adviser and Sub-adviser have also agreed to bear up to $500,000 of certain expenses (including legal fees, fees incurred by the Independent Trustees, and costs incurred with the preparation and printing and mailing of proxy materials, proxy solicitation, and holding the shareholder meeting to approve new advisory and sub-advisory agreements) in connection with the Fund’s discontinuation of the advisory relationship with FWCA, the engagement of the Adviser as the Fund’s new investment adviser and the continuation of the Sub-adviser as the Fund’s sub-investment adviser. The Fund has not recognized any expenses related to the transfer of the advisory relationship and continuation of the sub-advisory relationship in its Statement of Operations for the year ended December 31, 2019.
The Fund also had retained, until September 15, 2019, Four Wood Capital Partners LLC (“FWCP”), an affiliate of FWCA, to provide investor support services in connection with the on-going operation of the Fund. Such services included providing ongoing contact with respect to the Fund and its performance with financial advisors that are representative of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on regular basis. The Fund paid FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the value of its average daily Managed Assets. Commencing September 16, 2019, the Adviser provides investor support services as part of its advisory relationship and the Fund no longer bears the annual fee of 0.05% of the value of its average daily Managed Assets for the provision of such services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provided a Chief Compliance Officer to the Fund through October 15, 2019.
The Fund pays every Trustee who is not an “interested person” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”) a fee of  $17,000 per annum, plus $3,000 per in person meeting fee and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and Fund officers do not receive any remuneration from the Fund.
5. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2019, purchases and sales of investments, other than short-term securities, were $97,698,968 and $102,647,439, respectively.
6. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2019:
Shares of common stock, beginning of year	7,180,875
Change in shares of common stock outstanding (share repurchases)	(56,051)
Shares of common stock, end of year	7,124,824
7. SHARE REPURCHASE PROGRAM
On November 15, 2019 the Board authorized a share repurchase program pursuant to which the Fund may repurchase up to 10% of its currently outstanding shares. Unless extended by the Board, the share
28   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

7. SHARE REPURCHASE PROGRAM (continued)

repurchase program will expire on November 30, 2020 and may be modified or terminated at any time for any reason without prior notice. The Fund has provided its shareholders with notice of its ability to repurchase its common shares in accordance with 1940 Act requirements. The Fund will retire immediately all such common shares that it purchases in connection with the share repurchase program.
The following table summarizes the Fund’s share repurchases under its share repurchase program for the year ended December 31, 2019:
Dollar amount repurchased	$952,981
Shares repurchased	56,051
Average price per share (including commission)	$16.97
Weighted average discount to NAV	9.80%
8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2019 the Fund did not incur any income tax interest or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. Tax years ended December 31, 2016, 2017, 2018 and 2019 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are included in total accumulated gain/loss in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2019 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments and dividend re-designations. The amounts reclassified did not affect the net assets. The reclassifications resulted in increase (decrease) to the components of net assets as follows: accumulated net realized gain/(loss) on investment ($2,703,816) and accumulated net investment income/(loss) 2,839,659 and paid-in capital by ($135,843).
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2018 and 2019 are as follows.
Year	Ordinary Income*	Return of Capital	Long-Term Capital Gain
2018	$5,315,587	$708,939	$466,985
2019	$5,664,967	$79,732	$1,148,940

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At December 31, 2019, the Fund had no capital loss carry forwards which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   29

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2019

8. INCOME TAX INFORMATION (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund elected to treat post October capital losses of  $528,348 as having been incurred in the following fiscal year ending December 31, 2020.
At December 31, 2019 the tax components of net assets were as follows:
Distributions in excess of Net Investment Income	Accumulated on Investments Net Realized Loss	Net Unrealized Appreciation on Investments
$ —	$528,348	$1,737,820
At December 31, 2019, the cost basis of portfolio securities for federal income tax purposes was $189,696,630. Gross unrealized appreciation was $9,789,570, gross unrealized depreciation was $8,049,049 and net unrealized appreciation was $1,740,521. The difference between book and tax basis cost of investments and net unrealized appreciation are primarily attributable to partnership adjustments and wash sale.
9. SHAREHOLDER CONCENTRATION
As of December 31, 2019, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Raymond James Financial	19.6%
Karpus Management Inc	11.1%
The Fund’s market price may experience adverse effects when certain large shareholders, such as the other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price of its NAV in a more volatile manner than trading by shareholders with smaller holdings.
10. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 31, 2020, the Fund paid a regularly scheduled dividend in the amount of  $0.085 per share to shareholders of record on January 21, 2020.
The Fund declared a regularly scheduled distribution in the amount of  $0.085 per share payable on February 28, 2020 to shareholders of record as of February 18, 2020.
On December 8, 2019, the Adviser and First Eagle Investment Management, LLC (“FEIM”) entered into a definitive agreement, whereby FEIM agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of FEIM with and into THL Credit, with THL Credit as the surviving
30   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (concluded)December 31, 2019

10. SUBSEQUENT EVENTS (continued)

company (the “Transaction”). The Transaction closed on January 31, 2020. Immediately after closing of the Transaction, THL Credit changed its name to First Eagle Alternative Credit, LLC. The Adviser and Eagle continue to serve as the Fund’s investment adviser and sub-adviser under an amended Interim Advisory Agreement and Interim Sub-Advisory Agreement, both of which were approved by the Fund’s Board.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   31

Eagle Growth and Income Opportunities Fund
Report of Independent Registered Public Accounting Firm December 31, 2019

To the Shareholders and the Board of Trustees of Eagle Growth and Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Eagle Growth and Income Opportunities Fund (the Fund) as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended and the period from June 19, 2015 (commencement of operations) to December 31, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from June 19, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and agent banks or by other appropriate audit procedures, where replies from custodian and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the auditor of Eagle Growth and Income Opportunities Fund since 2015.
Boston, Massachusetts
February 28, 2020
32   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)December 31, 2019

Shareholder Meeting Results
Shareholders voted on the following proposals presented at the Annual Meeting of Shareholders held on October 25, 2019. The proposal for the election of two Class III Trustees received the required number of votes of shareholders and was adopted. The proposal to take action on a shareholder proposal submitted in December 2018 requesting that the Fund take the steps necessary to terminate all advisory, sub-advisory and management agreements in effect as of December 2018 with FWCA and Eagle did not receive sufficient votes to be adopted.
	Shares
	For	Withhold Authority
To elect two Class III Trustees of the Fund, to serve for a term ending at the 2022 Annual Meeting of the Fund and until her or his successor has been elected and qualified
Laurie Hesslein	6,092,077	926,145
Brian Good	6,088,331	929,891
	Shares
	For	Against	Abstain
To take action on a shareholder proposal submitted in December 2018 requesting that the Fund take the steps necessary to terminate all advisory, sub-advisory and management agreements in effect as of December 2018 with Four Wood Capital Advisors, LLC and Eagle Asset Management, Inc.	954,611	888,588	72,616
A Special Meeting of Shareholders (the “Special Meeting”) was originally scheduled to be held on January 21, 2020 to consider proposals to approve (i) a new advisory agreement between THL Credit Advisors LLC and the Fund, (ii) a new sub-advisory agreement between THL Credit and Eagle, and (iii) a change in the Fund’s termination date from May 14, 2027 to May 14, 2024. Although the substantial majority of the Fund’s shareholders who have voted their shares in connection with the Special Meeting have voted in favor of each of these proposals, the Fund has not obtained the vote required to approve any of the proposals. Accordingly, the Special Meeting was adjourned to January 27, 2020, February 10, 2020 and February 26, 2020 and has further been adjourned to March 9, 2020.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   33

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2019

Board Consideration of New Advisory and Sub-advisory Agreements
Background
Beginning in 2018, the members of the board of trustees (the “Board”) of the Fund who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”) discussed with Four Wood Capital Advisors, LLC (“FWCA”) and with other parties possible strategic options for the Fund in light of the Fund’s trading discount and longer-term performance record. On July 15, 2019 and August 13, 2019, the Independent Trustees discussed with representatives of THL Credit Advisors LLC (“THL Credit”) and Eagle Asset Management, Inc. (“Eagle”) a joint proposal from THL Credit and Eagle whereby THL Credit would replace FWCA and Eagle would remain as sub-adviser. The Independent Trustees considered that the joint proposal, unlike some other possible strategic options, such as liquidation or a merger with another fund, would retain the term feature of the Fund. The Independent Trustees considered that the appointment of THL Credit may, by making available to the Fund THL Credit’s expertise in bank loans, high-yield bonds and structured credit investments, improve the Fund’s yield and total return to shareholders and may therefore help to narrow the Fund’s trading discount. The Independent Trustees considered that the retention of Eagle as sub-adviser may allow the Fund’s shareholders to continue to benefit from the recent improved Fund performance and would provide continuity in the Fund’s day-to-day portfolio management with respect to those portions of the portfolio advised by Eagle. The Independent Trustees considered that THL Credit’s and Eagle’s joint expense limitation proposal, together with THL Credit’s proposal to provide, as part of its advisory relationship and at no additional cost to the Fund, investor support services not provided under the advisory agreement between the Fund and FWCA (the “FW Advisory Agreement”), could further reduce the Fund’s overall fees and expenses and may therefore also help to narrow the Fund’s trading discount. The Independent Trustees considered THL Credit’s and Eagle’s ability to serve as investment adviser and sub-adviser, respectively, and THL Credit’s and Eagle’s experience, including THL Credit’s and Eagle’s business, the personnel that would provide services to the Fund and THL Credit’s proposed advisory fees and the amount of those fees paid to Eagle. The Independent Trustees had additional conversations among themselves to further discuss the proposal and other potential strategic options. In connection with the August 13, 2019 telephonic Board meeting, the Independent Trustees also considered materials prepared by THL Credit and Eagle in response to additional requests made by the Independent Trustees and revisions to the proposal made at the request of the Independent Trustees. These revisions led to an expense limitation agreement that capped the Fund’s operating expenses five basis points lower than under the expense limitation agreement originally proposed by THL Credit and Eagle and to a proposal that would bring the Fund’s total expense ratio, based on projections using the Fund’s December 31, 2018 annual report, down by up to 12 basis points from its level at the time. In light of the various discussions and materials provided to the Independent Trustees, the Independent Trustees determined that THL Credit, if selected to act as the investment adviser, and Eagle, if selected to remain as sub-adviser, could further reduce costs to the Fund while providing stability in the oversight of its operations, additional expertise in certain segments of the fixed income market and continuity in day-to-day portfolio management.
At a telephonic meeting held on August 16, 2019, the Board, including a majority of the Independent Trustees, approved, pursuant to Rule 15a-4 under the 1940 Act, an interim advisory agreement between the Fund and THL Credit (the “Interim Advisory Agreement”) and an interim sub-advisory agreement between THL Credit and Eagle (the “Interim Sub-Advisory Agreement” and, collectively with the Interim Advisory Agreement, the “Interim Agreements”), to be in effect for the period between the expiration of the FW Advisory Agreement and approval by the Fund’s shareholders of a non-interim advisory agreement between the Fund and THL Credit (the “New Advisory Agreement”) and a non-interim sub-advisory agreement between THL Credit and Eagle (the “New Sub-Advisory Agreement” and, collectively with the New Advisory Agreement, the “New Agreements”). At an in-person meeting held on August 27, 2019, the Board, including a majority of the Independent Trustees, considered and approved the New Advisory
34   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2019

Agreement and the New Sub-Advisory Agreement. The Board then directed that the New Agreements be submitted to the Fund’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve each of the New Advisory Agreement and the New Sub-Advisory Agreement.
Factors Considered by the Board
In approving the Interim Agreements and the New Agreements, the Board discussed its duty to the Fund and, in its examination of various factors relevant in exercising its business judgment, the Board considered the following:
Nature, Extent and Quality of Services to be Provided.   The Board received and considered various information regarding the nature, extent and quality of services to be provided under the Interim Agreements and the New Agreements. The Board noted that the same Eagle personnel who provided portfolio management services under the sub-advisory agreement between FWCA and Eagle (the “Prior Sub-Advisory Agreement”) would also provide those services under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Board considered that, since the Fund’s inception, Eagle had been primarily responsible for the day-to-day portfolio management of the Fund. The Board considered that, under the Interim Agreements and the New Agreements, THL Credit and Eagle would share day-to-day portfolio management responsibilities, with THL Credit focused on investments in bank loans, high-yield bonds and structured credit investments and Eagle focused on investments in equity and other fixed income investments. In this regard, the Board took into account the relevant experience and capabilities, as well as the reputation, organizational structure and financial resources, of THL Credit and Eagle. The Board also noted both the first-hand experience and knowledge of Eagle the Board had gained through its oversight of Eagle as the Fund’s sub-adviser since the Fund’s inception and the first-hand experience and knowledge of THL Credit the Independent Trustees had gained through their oversight of THL Credit as the current investment adviser, and previously the sub-adviser, to the THL Credit Senior Loan Fund. The Board also considered that, under the Interim Advisory Agreement and the New Advisory Agreement, THL Credit would provide the oversight and other services provided at that time by FWCA under the FW Advisory Agreement as well as the investor support services provided at that time by Four Wood Capital Partners, LLC (“FWCP”) under the investor support services agreement between the Fund and FWCP (the “Support Agreement”) and that, upon the termination of the Support Agreement effective September 14, 2019, the Fund would no longer bear the separate fees paid to FWCP under the Support Agreement for those investor support services. Based on this review, the Board concluded that, under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the range and quality of services provided by Eagle to the Fund under the Prior Sub-Advisory Agreement were expected to continue, and that, under the Interim Advisory Agreement and the New Advisory Agreement, THL Credit would not only provide, in each case at the same or improved levels, the same services provided at that time by FWCA and FWCP under the FW Advisory Agreement and Support Agreement, respectively, but also offer additional portfolio management capabilities.
Investment Performance.   Noting the role of Eagle as the Fund’s sub-adviser since its inception, the Board considered the Fund’s investment performance results and considered those results in comparison to the performance results, prepared by Broadridge Financial Solutions, Inc., of other funds in an appropriate peer universe and of a benchmark index. These materials covered the one-year, two-year, three-year and since-inception periods ended February 28, 2019. The Board noted that the Fund had outperformed the average of its peer universe for the one-year period presented but had performed below the average of its peer universe for the two-year, three-year and since-inception periods. The Board also considered more recent performance information prepared by FWCA and Eagle and noted the recent improved Fund performance under Eagle’s day-to-day portfolio management. The Board also considered the influence on the Fund’s longer-term performance of the Fund’s since-suspended strategy, conducted under a previous sub-adviser, of writing covered index call options. The Board also considered that the portfolio management personnel responsible for the day-to-day management of the portfolio would continue to provide portfolio management services, in partnership with THL Credit, after the transition in investment adviser. The Board concluded that these factors supported approval of the Interim Agreements and the New Agreements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   35

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2019

Advisory Fees and Other Fees.   The Board considered that the Fund’s expenses would decrease under the Interim Advisory Agreement and the New Advisory Agreement and related expense waiver. The Board took into account that the Fund’s advisory fee rate under the Interim Advisory Agreement and the New Advisory Agreement of 0.85% of the average daily value of the Fund’s Managed Assets (the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes)) reflected the 2018 reduction negotiated by the Independent Trustees in the advisory fee rate paid to FWCA under the FW Advisory Agreement from 1.05% to 0.85% of the average daily value of the Fund’s Managed Assets. The Board noted that THL Credit, not the Fund, would be responsible for payment of Eagle as sub-adviser and considered that the fee split between THL Credit and Eagle reasonably reflected the allocation of responsibilities between them. The Board also considered information concerning management fees paid to investment managers of similarly managed funds. The Board noted that THL Credit does not advise any other registered investment companies with a similar investment objective to the Fund and considered the fees paid by Eagle’s other institutional clients in the relevant category of accounts. The Board noted that the Fund’s expense ratio would be given further consideration going forward.
The Board further considered that THL Credit would provide investor support as part of its advisory relationship and therefore the Fund would no longer bear the annual fee of 0.05% of the average daily value of the Fund’s Managed Assets paid at that time to FWCP for those services. The Board further considered that THL Credit’s internal capabilities would eliminate the need for the outsourcing of services that FWCA employed and therefore may allow for more efficient service delivery. The Board also noted that THL Credit and Eagle collectively agreed to limit, through the end of the Fund’s term, direct ordinary operating expenses borne by the Fund to an amount not to exceed 0.35% per year of the Fund’s Managed Assets, subject to certain exclusions (pro-rated for the period of 2019 during which THL Credit serves as the investment adviser to the Fund). The Board also took into account that THL Credit and Eagle collectively would bear up to $500,000 of certain expenses in connection with the transfer of the advisory relationship from FWCA to THL Credit. The Board concluded that the reduced expense ratio, the maintenance of the reduced advisory fee rate and the proposed expense limitation arrangements supported the approval of the Interim Agreements and the New Agreements, respectively.
Economies of Scale.   The Board noted that, because the Fund is a closed-end fund that is not continually offering shares, there are limited opportunities for significant economies of scale to be realized by the Fund. The Board considered any potential economies of scale that may result from the proposed changes to the Fund’s management arrangements and noted that this would be given further consideration on an annual basis going forward.
Fall-Out Benefits and Other Factors.   The Board also considered other benefits to THL Credit and Eagle and/or their affiliates expected to be derived from THL Credit’s and Eagle’s relationship with the Fund as a result of the proposed changes to the Fund’s management arrangements, including the “fallout benefits,” such as reputational value derived from serving as an investment adviser to the Fund.
Costs of Services to be Provided and Profitability.   The Board considered information regarding Eagle’s profitability from managing accounts such as the Fund and noted that THL Credit’s future profitability from its relationship with the Fund would be given consideration on an annual basis going forward.
Terms of the Agreements.   The Board considered the terms of the Interim Advisory Agreement, the Interim Sub-Advisory Agreement, the New Advisory Agreement and the New Sub-Advisory Agreement, including how the material terms of the Interim Advisory Agreement and the New Advisory Agreement compared to those of the FW Advisory Agreement and how the material terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement compared to those of the Prior Sub-Advisory Agreement. The Board noted that the material terms of the Interim Advisory Agreement and the New Advisory Agreement are substantially similar to those of the FW Advisory Agreement and that the material terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement, except for certain differences which
36   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2019 include, among other things, that, relative to the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement clarify that Eagle’s responsibilities are with respect only to the portion of the Fund’s assets managed by it. The Board concluded that the terms of the Interim Agreements and the New Agreements were reasonable and supported their approval.
In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including a majority of the Independent Trustees, concluded that approval of the Interim Agreements and the New Agreements is in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, approved the Interim Agreements and the New Agreements and recommended that shareholders vote “FOR” the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.
Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   37

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2019

Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Eagle Growth and Income Opportunities Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid

38   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)December 31, 2019 by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   39

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited)December 31, 2019

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2019, are designated as “qualified dividend income”:
Fund	100%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2019, that qualify for the corporate dividend received deduction is set forth below:
Fund	100%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-833-845-7513; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the SEC’s website at https://www.sec.gov. Information regarding how the Sub-adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-833-845-7513 and on the SEC’s website.
40   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Eagle Growth and Income Opportunities Fund
Board of Trustees (unaudited)December 31, 2019

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee(2)	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Brian Good(1) Year of Birth: 1965	President and Principal Executive Officer; Trustee, Class III since 2019	1	First Eagle Alternative Credit, LLC, Senior Managing Director (2012 – Present).	None
Steven A. Baffico Year of Birth: 1973	Trustee, Class II, since 2015	1	Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (2011 – Present).	None
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, and Chairman of the Board since 2015	2	Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust
Laurie Hesslein Year of Birth: 1959	Trustee, Class III, since 2017	2	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 – 2017).	Trustee, VanEck Vectors ETF Trust (56 Funds)
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, and Audit Committee Chair since 2015	2	Burton Consulting, LLC, Principal (2013 – Present).	None
Michael Perino Year of Birth: 1963	Trustee, Class I, and Nominating and Governance Committee Chair since 2015	2	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 – Present); Associate Academic Dean (2017 – Present).	None

(1)
“Interested person” (as such term is defined in the 1940 Act) of the Fund.

(2)
The Fund Complex includes the Fund and THL Credit Senior Loan Fund, a closed-end fund registered under the 1940 Act.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   41

Eagle Growth and Income Opportunities Fund
Fund Officers (unaudited)December 31, 2019

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Brian Good Year of Birth: 1965 President and Principal Executive Officer since 2019	First Eagle Alternative Credit, LLC, Senior Managing Director and Chief Product Strategist (2012 – Present).
Jennifer Wilson Year of Birth: 1972 Treasurer, Principal Financial Officer, Principal Accounting Officer, and Secretary since 2019	First Eagle Alternative Credit, LLC, Chief Accounting Officer (2020), Director of Financial Planning & Analysis (2018 – Present); Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (2012 – 2018).
Andrew Morris Year of Birth: 1986 Chief Compliance Officer since 2019	First Eagle Alternative Credit, LLC, Chief Compliance Officer (2020); Director, Senior Counsel (2019); Kirkland & Ellis LLP, Associate (2016 – 2019); Davis Polk & Wardwell LLP, Associate (2014 – 2016).
Sabrina Rusnak-Carlson Year of Birth: 1979 Chief Legal Officer since 2019	First Eagle Alternative Credit, LLC, General Counsel (2015 – Present) and Chief Compliance Officer (2018 – 2019); Proskauer Rose LLP, Partner (2004 – 2015).
James Camp Year of Birth: 1964 Vice President since 2015	Eagle Asset Management, Inc., Managing Director (1997 – Present)
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
42   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019

Trustees
Brian Good
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Steven Baffico
Officers
Brian Good
Jennifer Wilson
Sabrina Rusnak-Carlson
Andrew Morris
James Camp
Investment Adviser
First Eagle Alternative Credit, LLC
Sub-Adviser
Eagle Asset Management, Inc.
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Proskauer Rose LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov . Information on Form N-Q is also available on the Fund’s website at www.thlcreditegif.com.
Information on the Fund is available at www.thlcreditegif.com or by calling the Fund’s investor servicing agent at 1-833-845-7513.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2019   43

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable

(c)	The code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, was amended on August 27, 2019 to reflect changes relating to the transition of the registrant’s investment adviser from Four Wood Capital Advisors, LLC to THL Credit Advisors LLC.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	The registrant intends to satisfy the disclosure requirement under paragraph (c) of this item by posting such information on its Internet website at http://thlcreditegif.com.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at http://thlcreditegif.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,250 for 2019 and $35,000 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,700 for 2019 and $15,250 for 2018. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)	(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Eagle Growth and Income Opportunities Fund (“EGIF” or the “Fund”). The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of EGIF set forth the procedures and the conditions pursuant to which services performed by an independent auditor (“Auditor”) for EGIF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to EGIF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $76,950 for 2019 and $68,985 for 2018.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Mr. Ronald Burton Jr., Mr. Joseph Morea, Ms. Laurie Hesslein, and Mr. Michael Perino.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Eagle Growth And Income Opportunities Fund

PROXY VOTING POLICIES AND PROCEDURES

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of Eagle Growth and Income Opportunities Fund (the “Fund”) to delegate the responsibility for voting proxies relating to the securities held by the Fund to the Fund’s Adviser (the “Adviser”) and Subadviser (the “Subadviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to the Fund’s Adviser and Subadviser, and directs the Adviser and Subadviser to vote proxies relating to Fund portfolio securities managed by the Adviser and Subadviser, respectively, consistent with the duties and procedures set forth below. The Adviser and Subadviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset to the Fund. The Adviser and Subadviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Advise r an d Subadviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Subadviser’s Proxy Voting Procedures. The Adviser and Subadviser shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Adviser and Subadviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Adviser or the Subadviser, as applicable, may agree from time to time. With respect to those proxies that the Adviser or Subadviser, as applicable, has identified as involving a conflict of interest, the Adviser or Subadviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Adviser or Subadviser, on the one hand, and the Fund's shareholders, on the other hand, arising from the proxy voting process will be addressed by the Adviser or Subadviser, as applicable, and the Adviser’s or Subadviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser and Subadviser. In the event that the Adviser or Subadviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the applicable Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the Subadviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Adviser or Subadviser, as applicable, are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Adviser or Subadviser, as applicable.

D.	Securities Lending Program. When the Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where the Adviser or Subadviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Adviser or Subadviser, as applicable, should request that the agent recall the security prior to the record date to allow the A dv i s e r or Subadviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Adviser or Subadviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record

A.	The Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

B.	The Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

C.	The Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

D.	The Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.

E.	The Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6.	Related Procedures

The Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in office of the Adviser or Subadviser, as applicable.

The Adviser and Subadviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Adviser or Subadviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Adviser or Subadviser voted proxies, and a copy of any written response by the Adviser or Subadviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: August 22, 2013

Amended: May 14, 2015

Amended: June 21, 2018

Amended: August 27, 2019

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James R. Fellows, Chief Investment Officer and Managing Director, First Eagle Alternative Credit, LLC (“FEAC”), the Fund’s investment adviser. James has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian W. Good, Managing Director, FEAC. Brian has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Robert J. Hickey, Managing Director, FEAC. Robert has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian J. Murphy, Managing Director, FEAC. Brian has worked for FEAC’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Steven F. Krull, Managing Director, FEAC. Steven has worked for FEAC’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

James C. Camp, CFA, Managing Director, Portfolio Manager, Eagle Asset Management, Inc. (“EAM”), the Fund’s sub-adviser. Mr. Camp has 30 years of fixed income investment experience and is responsible for the management of all fixed income portfolios. Before joining EAM in 1997, James was a Vice President in the Fixed Income Research and Mortgage Specialist Groups at Raymond James & Associates following three years at ING Investment Management. Mr. Camp graduated with a B.S. in Engineering Science from Vanderbilt University in 1986 and earned his M.B.A. in Finance from Emory University in 1990. He is a CFA charterholder.

David Blount, CFA, CPA, Portfolio Co-Manager, EAM. Mr. Blount has 35 years of investment experience and is responsible for portfolio management, as well as research in the consumer discretionary and consumer staples sectors. Prior to joining Eagle in 1993, David served as an Investment Analyst for Allstate. He earned a B.S. in Finance from the University of Florida in 1983. Mr. Blount is a CFA charterholder and a Certified Public Accountant.

Joseph Jackson, CFA, Portfolio Co-Manager & Senior Credit Analyst, EAM. Mr. Jackson has 20 years of investment experience and is responsible for analyzing corporate issues for Eagle's Fixed Income group. Prior to joining Eagle in 2004, he was Senior Vice President & Corporate Bond Portfolio Manager at BB&T Asset Management, where he managed over $1 billion in corporate bonds, as well as BB&T's Intermediate Corporate Bond Fund. Mr. Jackson earned a B.A. in 1990 and an M.B.A. in Finance and Investments in 1998, both from Wake Forest University. He is a CFA charterholder.

Ed Cowart, CFA, Portfolio Co-Manager, EAM. Mr. Cowart has 47 years of investment experience and is responsible for portfolio management, as well as research in the energy and financial (ex-REITs) sector. He has been with Eagle since 1999. Prior to joining Eagle, he was Managing Director of the Value Equity team at Bank One Investment Advisors, where he managed the One Group Large Cap Value Fund. His extensive investment experience also includes positions as Director of Research for a regional broker/dealer and for the University of Texas' Endowment Fund. Mr. Cowart earned an A.B. from Dartmouth College. He is a CFA charterholder.

Harald Hvideberg, CFA, Portfolio Co-Manager, EAM. Mr. Hvideberg has 22 years of investment experience and is responsible for portfolio management, as well as research in the technology, telecommunications, and utilities sectors. He joined Eagle in 2014. Prior to joining Eagle, he was a portfolio manager at Wood Asset Management. Mr. Hvideberg earned a B.A. in Economics in 1992 and a B.S. in finance in 1993, both from the University of South Florida and an M.B.A. from the University of Florida in 1997. He is a CFA charterholder.

The Portfolio Managers employed noted above manage EGIF via a committee. Therefore, the day-to-day management of EGIF is shared among the Portfolio Managers.

All information provided is as of December 31, 2019.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James R. Fellows	Registered Investment Companies:	5	$ 849 million	1**	$0
	Other Pooled Investment Vehicles:	44	$15.3 billion	6	$14.4 billion
	Other Accounts:	4	$1.1 billion	0	$0
Brian W. Good	Registered Investment Companies:	4	$409 million	0	$0
	Other Pooled Investment Vehicles:	37	$14.1 billion	30***	$13.2 billion
	Other Accounts:	4	$1.1 billion	0	$0
Robert J. Hickey	Registered Investment Companies:	4	$409 million	0	$0
	Other Pooled Investment Vehicles:	38	$14.2 billion	31***	$13.3 billion
	Other Accounts:	5	$1.1 billion	1	$2.3 million
Brian J. Murphy	Registered Investment Companies:	4	$409 million	0	$0
	Other Pooled Investment Vehicles:	37	$14.1 billion	30***	$13.2 billion
	Other Accounts:	4	$1.1 billion	0	$0
Steven F. Krull	Registered Investment Companies:	4	$409 million	0	$0
	Other Pooled Investment Vehicles:	37	$14.1 billion	30***	$13.2 billion
	Other Accounts:	4	$1.1 billion	0	$0
James C. Camp	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	9,141	$7.2 billion	0	0
David Blount	Registered Investment Companies:	1	$878 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	872	$446 million	0	0
Joseph Jackson	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	9,141	$7.2 billion	0	0
Ed Cowart	Registered Investment Companies:	1	$878 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	872	$446 million	0	0
Harald Hvideberg	Registered Investment Companies:	1	$878 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	872	$446 million	0	0

* Information as of December 31, 2019, except as noted, and is unaudited.

**Includes one business development company (the “BDC”), as of September 30, 2019, for which the performance fee was waived in 2019. Therefore, no assets of the BDC are included in the “Total Assets in Accounts where Advisory Fee is Based on Performance”.

*** Includes one pooled investment vehicle which is currently in wind down and three called CLOs, and no performance based fee is being received/billed from the vehicles, so assets of the wind down portfolio and the called CLOs are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, twenty-six other accounts noted in this column represent Collateralized Loan Obligation Vehicles (CLOs) where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of the Fund. These conflicts could arise primarily from the involvement of FEAC and EAM (collectively, the “Advisers”) and their respective affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. The Advisers’ Affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Advisers’ Affiliates may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of the Advisers serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of the Advisers and the Affiliates have implemented certain policies and procedures (e.g., information walls). For example, the Advisers and their Affiliates may come into possession of material non-public information with respect to companies in which the Advisers may be considering making an investment or companies that are advisory clients of the Advisers and their Affiliates. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by the Advisers has or has considered making an investment or which is otherwise an advisory client of the Advisers and their Affiliates may restrict or otherwise limit the ability of the Advisers to direct investments in such companies.

The Advisers and their Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, the Advisers may take positions on behalf of themselves and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, the Advisers may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“1940 Act”), also prohibits certain “joint” transactions with certain of the Advisers’ Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, the Advisers may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between the Advisers (or their employees) and the Fund. The Investment Advisers Act of 1940, as amended, and the 1940 Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. The Advisers have instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with the Advisers’ fiduciary duties to the Fund and in accordance with applicable law. The Advisers seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers of the Fund’s adviser (the “FEAC Portfolio Managers”) are employed by First Eagle Alternative Credit SLS, LLC (“FEAC SLS”), a subsidiary of FEAC, and provide services to FEAC through a staffing arrangement. FEAC SLS offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The FEAC Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied. Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the FEAC Portfolio Manager’s experience and seniority. In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios. In addition to the FEAC Portfolio Manager’s salary and annual bonus, FEAC offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the FEAC Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance. The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

With respect to the Fund’s sub-adviser, professional compensation at EAM for Investment Personnel is structured so that key professionals benefit from staying with EAM. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practice of EAM. The bonus is determined at the discretion of senior management of EAM, and is based on a qualitative analysis of several factors, including the profitability of EAM and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for EAM’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within EAM, those contributions may also be considered in the determination of bonus compensations.

(a)(4)	Disclosure of Securities Ownership

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*

James R. Fellow	$0
Brian W. Good	$0
Robert J. Hickey	$0
Brian J. Murphy	$0
Steven F. Krull	$0
James C. Camp	$100,001 - $500,000
David Blount	$50,001 - $100,001
Joseph Jackson	$0
Ed Cowart	$0
Harald Hvideberg	$0

*Information as of December 31, 2019.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs*
December 13 – 31, 2019	56,051	$16.97	56,051	662,036 shares
Total	56,051	$16.97	56,051	662,036 shares

* On November 21, 2019, the Fund announced a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding shares. The repurchase program will expire on November 30, 2020.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in any securities lending activity during the fiscal period reported on the Form N-CSR .

Item 13. Exhibits.

(a)(1)	Code of ethics – See Item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Eagle Growth and Income Opportunities Fund

By (Signature and Title)* /s/ Brian W. Good

Brian W. Good, President and Principal Executive Officer

(principal executive officer)

Date  3/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian W. Good

Brian W. Good, President and Principal Executive Officer

(principal executive officer)

Date  3/6/20

By (Signature and Title)* /s/ Jennifer Wilson

Jennifer Wilson, Treasurer, Principal Financial Officer and Secretary

(principal financial officer)

Date  3/6/20

* Print the name and title of each signing officer under his or her signature.